Tax Status	12 Months Ended
Dec. 31, 2025
SBA Defined Contribution Plan for Primis Bank
Tax Status
Tax Status

6.   Tax Status

The Plan has not obtained a determination letter from the Internal Revenue Service (“IRS”) stating that the Plan was in compliance with the applicable requirements of the IRC. The Plan is relying on the IRS approval of the prototype plan that it is utilizing. The IRS has determined and informed the document sponsor by a letter dated June 30, 2020, that the prototype plan document was designed in accordance with applicable sections of the IRC. The plan administrator believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the IRC. Therefore, the plan administrator believes that the Plan was qualified, and the related trust was tax exempt as of the financial statement date.

GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan Administrator believes it is no longer subject to examinations for years prior to December 31, 2022.